Securities Sold Under Agreements to Repurchase (FY)	12 Months Ended
Dec. 31, 2017
Securities Sold Under Agreement to Repurchase [Abstract]
Securities Sold Under Agreements to Repurchase
Note 11.    Securities Sold Under Agreements to Repurchase

Securities sold under repurchase agreements, which are secured borrowings, generally mature within one to four days from the transaction date. Securities sold under repurchase agreements are reflected at the amount of cash received in connection with the transaction. The Company may be required to provide additional collateral based on the fair value of the underlying securities. The Company monitors the fair value of the underlying securities on a daily basis.

At December 31, 2017 and 2016, the Company had securities sold under agreements to repurchase of $24,054,730 and $26,621,984, respectively, with commercial checking customers.